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                                                                     EXHIBIT 4.1




                     FIRST AMENDMENT TO AMENDED AND RESTATED
                           THREE-YEAR CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is entered into as of July 2, 2001 (the "EFFECTIVE DATE"), among CHEVRON PHILLIPS CHEMICAL COMPANY LLC, a Delaware limited liability company (the "LLC"), CHEVRON PHILLIPS CHEMICAL COMPANY LP, a Delaware limited partnership wholly-owned, indirectly, by the LLC (the "LP"; and together with the LLC, the "BORROWERS"), BANK OF AMERICA, N.A., as administrative agent (the "ADMINISTRATIVE AGENT"), THE CHASE MANHATTAN BANK and ABN AMRO BANK, N.V., as co-syndication agents (the "CO-SYNDICATION AGENTS"), NATIONAL WESTMINSTER BANK PLC, as documentation agent (the "DOCUMENTATION AGENT"), and certain lenders from time to time party thereto (collectively, the "LENDERS").

         Reference is made to that certain Amended and Restated Three-Year Credit Agreement dated as of July 3, 2000, among the Borrowers, the Administrative Agent, the Co-Syndication Agents, the Documentation Agent, and the Lenders (the "THREE-YEAR CREDIT AGREEMENT"). Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Three-Year Credit Agreement; all Article, Section, and Schedule references herein are to Articles, Sections, and Schedules in the Three-Year Credit Agreement; and all Paragraph references herein are to Paragraphs in this Amendment.

                                    RECITALS

         A. The Borrowers, concurrently with the execution of the Three-Year Credit Agreement, entered into that certain Amended and Restated 364-Day Credit Agreement dated as of July 3, 2000, with Bank of America, N.A., as administrative agent, The Chase Manhattan Bank and ABN AMRO Bank, N.V., as co-syndication agents, National Westminster Bank Plc, as documentation agent, and certain lenders from time to time party thereto (the "ORIGINAL 364-DAY CREDIT AGREEMENT").

         B. Concurrently herewith, the commitments of the lenders under the Original 364-Day Credit Agreement are being terminated and the Original 364-Day Credit Agreement is being replaced with a new 364-Day Credit Agreement among the Borrowers, Bank of America, N.A., as administrative agent, and certain lenders party thereto (the "NEW 364-DAY CREDIT AGREEMENT").

         C. The Borrowers have requested that the Lenders amend certain provisions of the Three-Year Credit Agreement to delete all references to the Original 364-Day Credit Agreement, and, subject to the terms and conditions set forth herein, the Lenders are willing to agree to such amendments.

         Accordingly, for adequate and sufficient consideration, the parties hereto hereby agree as follows:

PARAGRAPH 1 AMENDMENT.

         (a) The definition of "Commitment Utilization Percentage" set forth in
SECTION 1.1 is hereby amended to read as follows:





                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT
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                  "Commitment Utilization Percentage": on any day the percentage equivalent to a fraction (a) the numerator of which is the sum of the aggregate outstanding principal amount of the Loans, and (b) the denominator of which is the sum of the aggregate Commitments (or, on any day after termination of the Commitments pursuant to Section 7, the aggregate Commitments in effect immediately preceding such termination).

         (b) The definition of "364-Day Credit Agreement" set forth in SECTION
1.1 is hereby deleted in its entirety.

         (c) SECTION 1.2(e) is hereby deleted in its entirety.

         (d) SECTION 2.5(a) is hereby amended to read as follows:

                  (a) The Borrowers shall have the right, upon not less than five Business Days' written notice to the Administrative Agent, to terminate the Commitments or, from time to time, to reduce the amount thereof; provided, that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, the then outstanding principal amount of the Loans would exceed the amount of the Commitments then in effect. Any such reduction shall be in an amount of $10,000,000, or a whole multiple of $5,000,000 in excess thereof, and shall reduce permanently the amount of such Commitments then in effect.

         (e) SECTION 2.6(c) is hereby deleted in its entirety.

         (f) Footnote 2 to the Pricing Grid, and each reference thereto in the Pricing Grid, is hereby deleted in its entirety.

PARAGRAPH 2 EFFECTIVE DATE. This Amendment shall be effective on the Effective Date, subject to satisfaction of the following conditions on or before such date: the Administrative Agent shall have received (a) counterparts of this Amendment, executed by the Borrowers and the Required Lenders, and (b) evidence that the New 364-Day Credit Agreement has been executed by the Borrowers and Lenders party thereto and that the conditions to the effectiveness of the New 364-Day Credit Agreement set forth in SECTION 4.1 therein shall have been satisfied.

PARAGRAPH 3 REPRESENTATIONS. As a material inducement to the Lenders to execute and deliver this Amendment, the Borrowers each represent and warrant to the Lenders (with the knowledge and intent that the Lenders are relying upon the same in entering into this Amendment) that as of the Effective Date of this Amendment and as of the date of execution of this Amendment, (a) all representations and warranties in the Three-Year Credit Agreement, save and except the representations and warranties stated in SECTION 3.5 thereof, are true and correct in all material respects as though made on the date hereof, and
(b) no Event of Default or Default exists.

PARAGRAPH 4 FINANCIAL STATEMENTS; NO MATERIAL CHANGE.

         (a) The consolidated balance sheets of Chevron Phillips Chemical Company LLC as of December 31, 2000, and as of March 31, 2001, and the related consolidated statements of operations, of members' capital and of cash flows for the period July 1, 2000 (inception) through December 31, 2000, and for the period January 1, 2001, through March 31, 2001, copies of which have been presented to the Lenders, present fairly, in all material respects, the financial position of the Borrowers and their Subsidiaries, taken as a whole, at December 31, 2000 and March 31, 2001, respectively, and the results





                                       2

                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT
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of their operations and their cash flows for the period July 1, 2000 (inception)
through December 31, 2000, and January 1, 2001 through March 31, 2001, respectively, in conformity with GAAP.

         (b) Since March 31, 2001, as reflected in PARAGRAPH 4(a) above, there has been no material adverse change in the business, consolidated financial position or results of operations of the Borrowers and their Subsidiaries taken as a whole.

PARAGRAPH 5 EXPENSES. The Borrowers, jointly and severally, shall pay all costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

PARAGRAPH 6 MISCELLANEOUS. The provisions in SECTION 9 of the Three-Year Credit Agreement are incorporated in this Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under New York law,
(d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

PARAGRAPH 7 ENTIRE AGREEMENT. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

PARAGRAPH 8 PARTIES. This Amendment binds and inures to the benefit of the Borrowers, the Administrative Agent, the Co-Syndication Agents, the Documentation Agent, the Lenders, and their respective successors and assigns.

PARAGRAPH 9 LIMITATIONS. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Three-Year Credit Agreement, and all other documents and instruments executed in connection therewith, are and shall remain in full force and effect. In the event of a conflict between the amendments set forth herein and any of the foregoing documents, the terms of such this Amendment shall be controlling.

         The parties hereto have executed this Amendment in multiple counterparts to be effective as of the Effective Date.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                           SIGNATURE PAGES TO FOLLOW.




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                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT
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                                CHEVRON PHILLIPS CHEMICAL COMPANY LLC,
                                as a Borrower


                                By:  /s/ J.M. McKee
                                   -------------------------------------------
                                    J.M. McKee
                                    Vice President and Treasurer


                                CHEVRON PHILLIPS CHEMICAL COMPANY LP,
                                as a Borrower


                                By:  /s/ J.M. McKee
                                   -------------------------------------------
                                    J.M. McKee
                                    Vice President and Treasurer





                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT
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                                BANK OF AMERICA, N.A., as Administrative
                                Agent and a Lender


                                By:  /s/ Claire M. Liu
                                   -------------------------------------------
                                    Claire M. Liu
                                    Managing Director





                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT
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                         THE CHASE MANHATTAN BANK, as Co-Syndication
                         Agent and a Lender


                         By:  /s/ Steve A. Nordaker
                            --------------------------------------------------
                             Steve A. Nordaker
                             Managing Director





                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT
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                         ABN AMRO BANK N.V., as Co-Syndication
                         Agent and a Lender


                         By:  /s/ Kevin P. Costello
                            --------------------------------------------------
                             Kevin P. Costello
                             Group Vice President

                         By:  /s/ Angela Noique
                            --------------------------------------------------
                             Angela Noique
                             Group Vice President





                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT
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                         NATIONAL WESTMINSTER BANK PLC,
                         as Documentation Agent
                         and a Lender


                         By:     NATIONAL WESTMINSTER BANK
                                 PLC, NEW YORK BRANCH


                                 By:  /s/ P. J. Dundee
                                    ------------------------------------------
                                      Patricia J. Dundee
                                      Senior Vice President





                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT
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                         THE BANK OF NEW YORK,
                         as a Lender


                         By:  /s/ Raymond J. Palmer
                            --------------------------------------------------
                             Raymond J. Palmer
                             Vice President





                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT
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                         BARCLAYS BANK PLC,
                         as a Lender


                         By:  /s/ Douglas Bernegger
                            --------------------------------------------------
                             Douglas Bernegger
                             Director





                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT
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                         BAYERISCHE LANDESBANK
                         GIROZENTRALE, CAYMAN ISLANDS
                         BRANCH, as a Lender


                         By:  /s/ Hereward Drummond
                            --------------------------------------------------
                             Hereward Drummond
                             Senior Vice President


                         By:  /s/ James H. Boyle
                            --------------------------------------------------
                             James H. Boyle
                             Vice President





                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT
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                         CITIBANK, N.A.,
                         as a Lender


                         By:  /s/ Carolyn A. Sheridan
                            --------------------------------------------------
                             Carolyn A. Sheridan
                             Managing Director





                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT
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                          THE FUJI BANK, LIMITED,
                          as a Lender


                         By:  /s/ Jacques Azagury
                            --------------------------------------------------
                             Jacques Azagury
                             Senior Vice President & Manager





                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT
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                         THE INDUSTRIAL BANK OF JAPAN,
                         LIMITED, NEW YORK BRANCH, as a Lender


                         By:  /s/ Michael N. Oakes
                            --------------------------------------------------
                             Michael N. Oakes
                             Senior Vice President, Houston Office





                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT
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                         SUMITOMO MITSUI BANKING
                         CORPORATION (successor to THE
                         SUMITOMO BANK, LIMITED),
                         as a Lender


                         By:  /s/ Peter R.C. Knight
                            --------------------------------------------------
                             Peter R.C. Knight
                             Senior Vice President





                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT
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                         WESTDEUTSCHE LANDESBANK
                         GIROZENTRALE, NEW YORK BRANCH,
                         as a Lender


                         By:  /s/ Barry S. Wadler
                            --------------------------------------------------
                             Barry S. Wadler
                             Associate Director


                         By:  /s/ Lisa Walker
                            --------------------------------------------------
                             Lisa Walker
                             Associate Director





                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT
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                         IntesaBci-New York Branch,
                         as a Lender


                         By:  /s/ Charles Dougherty
                            --------------------------------------------------
                             Charles Dougherty
                             Vice-President


                         By:  /s/ Frank Maffei
                            --------------------------------------------------
                             Frank Maffei
                             Vice-President





                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT
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                         BANCA NAZIONALE DEL LAVORO S.P.A.,
                         NEW YORK BRANCH, as a Lender


                         By:  /s/ Roberto Mancone
                            --------------------------------------------------
                             Roberto Mancone
                             Vice President


                         By:  /s/ Leonardo Valentini
                            --------------------------------------------------
                             Leonardo Valentini
                             First Vice President





                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT
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                         THE BANK OF TOKYO-MITSUBISHI, LTD.,
                         as a Lender


                         By:  /s/ K. Glasscock
                            --------------------------------------------------
                             K. Glasscock
                             VP & Manager





                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT
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                         BANK ONE, NA (Main Office - Chicago),
                         as a Lender


                         By:  /s/ Daniel A. Davis
                            --------------------------------------------------
                             Daniel A. Davis
                             Vice President





                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT
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                         BANCA DI ROMA - CHICAGO BRANCH,
                         as a Lender


                         By:  /s/ Aurora Pensa
                            --------------------------------------------------
                             Aurora Pensa
                             Vice President


                         By:  /s/ Joyce Montgomery
                            --------------------------------------------------
                             Joyce Montgomery
                             Vice President





                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT
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                         BANCA MONTE DEI PASCHI DI SIENA
                         S.P.A., as a Lender


                         By:  /s/ Serge M. Sondak
                            --------------------------------------------------
                             Serge M. Sondak
                             First Vice President & Deputy G.M.


                         By:  /s/ Nicolas Kanaris
                            --------------------------------------------------
                             Nicolas Kanaris
                             Vice President





                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT
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                         BANCO DI NAPOLI S.P.A.,
                         as a Lender


                         By:  /s/ Francesco Di Mario
                            --------------------------------------------------
                             Francesco Di Mario
                             First Vice President


                         By:  /s/ Arthur Kooper
                            --------------------------------------------------
                             Arthur Kooper
                             Assistant Vice President





                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT
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                         SUNTRUST BANK,
                         as a Lender


                         By:  /s/ Linda L. Stanley
                            --------------------------------------------------
                             Linda L. Stanley
                             Director





                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT
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                             RIYAD BANK, HOUSTON AGENCY,
                             As a Lender


                             By:  /s/ Samir A. Haddad
                                ----------------------------------------------
                                 Samir A. Haddad
                                 EVP & Executive Manager


                             By:  /s/ Paul N. Travis
                                ----------------------------------------------
                                 Paul N. Travis
                                 Vice President & Head of Marketing





                                                  FIRST AMENDMENT TO AMENDED AND
                                            RESTATED THREE-YEAR CREDIT AGREEMENT